SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Global Income Fund, Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended December 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: February 26, 2004                        /s/ Thomas B. Winmill
                                               -------------------
                                               Thomas B. Winmill
                                               Chief Executive Officer


This certification, furnished pursuant to the the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Global Income Fund, Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended December 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: February 26, 2004                        /s/ William G. Vohrer
                                               -------------------
                                               William G. Vohrer
                                               Chief Financial Officer


This certification, furnished pursuant to the the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.